EXHIBIT 99.5

FORM 8 (DD)

PUBLIC DEALING DISCLOSURE BY A PARTY TO AN OFFER OR PERSON ACTING IN CONCERT (INCLUDING DEALINGS FOR THE ACCOUNT OF DISCRETIONARY INVESTMENT CLIENTS)
Rules 8.1, 8.2 and 8.4 of the Takeover Code (the “Code”)

1.    KEY INFORMATION

(a)Full name of discloser:	Olivier Bohuon
(b)Owner or controller of interests and short positions disclosed, if different from 1(a):
The naming of nominee or vehicle companies is insufficient. For a trust, the trustee(s), settlor and beneficiaries must be named.
N/A
(c)Name of offeror/offeree in relation to whose relevant securities this form relates: Use a separate form for each offeror/offeree	Shire plc
(d)Status of person making the disclosure: e.g. offeror, offeree, person acting in concert with the offeror/offeree (specify name of offeror/offeree)	Person acting in concert with the offeree
(e)Date dealing undertaken:	28 September 2018
(f)In addition to the company in 1(c) above, is the discloser making disclosures in respect of any other party to the offer? If it is a cash offer or possible cash offer, state “N/A”	No

2.    POSITIONS OF THE PERSON MAKING THE DISCLOSURE

If there are positions or rights to subscribe to disclose in more than one class of relevant securities of the offeror or offeree named in 1(c), copy table 2(a) or (b) (as appropriate) for each additional class of relevant security.

(a)	Interests and short positions in the relevant securities of the offeror or offeree to which the disclosure relates following the dealing

Class of relevant security:	Ordinary shares of 5p each
	Interests		Short positions
	Number	%	Number	%
(1)Relevant securities owned and/or controlled:	2,889	0.00(1)	Nil	0
(2)Cash-settled derivatives:	Nil	0	Nil	0
(3)Stock-settled derivatives (including options) and agreements to purchase/sell:	Nil	0	Nil	0
TOTAL:	2,889	0	Nil	0

(1) % of total issued share capital (excluding treasury shares).

All interests and all short positions should be disclosed.

Details of any open stock-settled derivative positions (including traded options), or agreements to purchase or sell relevant securities, should be given on a Supplemental Form 8 (Open Positions).

Details of any securities borrowing and lending positions or financial collateral arrangements should be disclosed on a Supplemental Form 8 (SBL).

(b)	Rights to subscribe for new securities (including directors’ and other employee options)

Class of relevant security in relation to which subscription right exists:	N/A
Details, including nature of the rights concerned and relevant percentages:	N/A

3.    DEALINGS BY THE PERSON MAKING THE DISCLOSURE

Where there have been dealings in more than one class of relevant securities of the offeror or offeree named in 1(c), copy table 3(a), (b), (c) or (d) (as appropriate) for each additional class of relevant security dealt in.

The currency of all prices and other monetary amounts should be stated.

(a)    Purchases and sales

(i)	Party to an offer or person acting in concert (except for a principal trader in the same group as a connected adviser)

Class of relevant security	Purchase/sale	Number of securities	Price per unit
Ordinary shares of 5p each	Acquisition of ordinary shares of 5p each, being part of Olivier Bohuon’s total fees for the period of service from 1 July 2018 to 30 September 2018	141	46.3494

(ii)	Principal trader where the sole reason for the connection is that the principal trader is in the same group as a connected adviser

Class of relevant security	Purchases/ sales	Total number of securities	Highest price per unit paid/received	Lowest price per unit paid/received
N/A	N/A	N/A	N/A	N/A

(b)    Cash-settled derivative transactions

Class of relevant security	Product description e.g. CFD	Nature of dealing e.g. opening/closing a long/short position, increasing/reducing a long/short position	Number of reference securities	Price per unit
N/A	N/A	N/A	N/A	N/A

(c)    Stock-settled derivative transactions (including options)

(i)    Writing, selling, purchasing or varying

Class of relevant security	Product description e.g. call option	Writing, purchasing, selling, varying etc.	Number of securities to which option relates	Exercise price per unit	Type e.g. American, European etc.	Expiry date	Option money paid/ received per unit
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(ii)    Exercise

Class of relevant security	Product description e.g. call option	Exercising/ exercised against	Number of securities	Exercise price per unit
N/A	N/A	N/A	N/A	N/A

(d)    Other dealings (including subscribing for new securities)

Class of relevant security	Nature of dealing e.g. subscription, conversion	Details	Price per unit (if applicable)
N/A	N/A	N/A	N/A

4.    OTHER INFORMATION

(a)    Indemnity and other dealing arrangements

Details of any indemnity or option arrangement, or any agreement or understanding, formal or informal, relating to relevant securities which may be an inducement to deal or refrain from dealing entered into by the party to the offer or person acting in concert making the disclosure and any other person:
Irrevocable commitments and letters of intent should not be included. If there are no such agreements, arrangements or understandings, state “none”

None.

(b)    Agreements, arrangements or understandings relating to options or derivatives

Details of any agreement, arrangement or understanding, formal or informal, between the party to the offer or person acting in concert making the disclosure and any other person relating to:
(i)the voting rights of any relevant securities under any option; or
(ii)the voting rights or future acquisition or disposal of any relevant securities to which any derivative is referenced:
If there are no such agreements, arrangements or understandings, state “none”

None.

(c)    Attachments

Are any Supplemental Forms attached?

Supplemental Form 8 (Open Positions)	No
Supplemental Form 8 (SBL)	No

Date of disclosure:	1 October 2018
Contact name:	Stephen Williams, Deputy Company Secretary
Telephone number:	+44 (0)125 689 4003

Public disclosures under Rule 8 of the Code must be made to a Regulatory Information Service.

The Panel’s Market Surveillance Unit is available for consultation in relation to the Code’s dealing disclosure requirements on +44 (0)20 7638 0129.

The Code can be viewed on the Panel’s website at www.thetakeoverpanel.org.uk.